                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-SL3                           EXHIBIT 99.12
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL3


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                    TRUSTEE

                               OCTOBER [27], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-SL3
--------------------------------------------------------------------------------
                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance     $18,997,626
Aggregate Original Principal Balance        $19,132,669
Number of Mortgage Loans                        610


                               MINIMUM        MAXIMUM       AVERAGE (1)
                               -------        -------       -----------
Original Principal
Balance                        $10,000       $240,000         $31,365
Outstanding Principal
Balance                        $5,824        $239,277         $31,144

                                                             WEIGHTED
                               MINIMUM        MAXIMUM       AVERAGE (2)
                               -------        -------       -----------
Original Term (mos)              120           360              183
Stated remaining Term
(mos)                            115           357              179
Loan Age (mos)                    2             14               4
Current Interest Rate:         7.375%        16.500%          10.728%
Original Loan-to-Value         57.82%        100.00%          91.06%
Credit Score (3)                 619           813              720

                               EARLIEST       LATEST
                               --------       ------
Maturity Date                05/01/2015     07/01/2035

                               PERCENT OF
                                MORTGAGE      YEAR OF             PERCENT OF
LIEN POSITION                     POOL      ORIGINATION          MORTGAGE POOL
-------------                  ----------   -----------          -------------
2nd Lien                         100.00%    2004                      2.26%
                                            2005                     97.74%

OCCUPANCY
Primary                            0.00%    LOAN PURPOSE
Second Home                        0.00%    Purchase                 81.07%
                                            Refinance -
Investment                       100.00%    Rate/Term                 4.78%
                                            Refinance -
                                            Cashout                  14.15%

LOAN TYPE
Fixed Rate                       100.00%    PROPERTY TYPE
                                            Single Family            34.68%

AMORTIZATION TYPE                           PUD                      18.81%
Fully Amortizing                   7.89%    Condominium               6.63%
Balloon                           92.11%    2-4 Family               39.88%
                                            Townhouse                 0.00%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                            NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                             MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
RANGE OF MORTGAGE RATES       LOANS      OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING    LTV        DOC
-----------------------     ---------    -----------   ----------  --------  --------   -----------   --------  -------
7.500% or less                   2         $37,735       0.20%      7.375%     710        $18,867     95.00%     50.57%
8.001% to 8.500%                 7         134,086        0.71       8.474     767         19,155      89.91     100.00
8.501% to 9.000%                36         629,171        3.31       8.912     738         17,477      87.30      67.40
9.001% to 9.500%               116       2,360,596       12.43       9.309     725         20,350      89.02      30.90
9.501% to 10.000%              139       3,894,329       20.50       9.855     728         28,017      91.49      45.15
10.001% to 10.500%              94       3,134,315       16.50      10.322     722         33,344      89.65      33.79
10.501% to 11.000%              75       2,755,148       14.50      10.795     727         36,735      89.71      22.45
11.001% to 11.500%              36       1,606,245        8.45      11.318     731         44,618      92.13      10.06
11.501% to 12.000%              28       1,099,104        5.79      11.756     722         39,254      94.58       3.12
12.001% to 12.500%              29       1,203,697        6.34      12.337     700         41,507      94.75      22.00
12.501% to 13.000%              27       1,172,580        6.17      12.793     694         43,429      92.88      15.80
13.001% to 13.500%              11         421,938        2.22      13.205     682         38,358      94.28      13.02
13.501% to 14.000%               5         334,507        1.76      13.823     668         66,901      91.08      17.15
14.001% to 14.500%               2          59,216        0.31      14.462     676         29,608      93.48       0.00
14.501% to 15.000%               1          32,385        0.17      14.625     733         32,385      95.00       0.00
15.001% to 15.500%               1         111,702        0.59      15.125     685        111,702      90.00       0.00
16.001% to 16.500%               1          10,872        0.06      16.500     644         10,872      95.00       0.00
TOTAL:                         610     $18,997,626     100.00%     10.728%     720        $31,144     91.06%     28.96%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.375% per annum to 16.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.728% per annum.


REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF    PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF                     MORTGAGE      BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL
REMAINING TERMS (MONTHS)       LOANS     OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC
------------------------     ---------   -----------     ----------    --------    --------   -----------    --------    -------
109 to 120                       1          $19,542         0.10%      9.875%        685        $19,542      90.00%      100.00%
157 to 168                       1           13,880          0.07      10.500        742         13,880       90.00       100.00
169 to 180                     597       18,627,336         98.05      10.703        721         31,202       91.11        29.07
229 to 240                       3           56,552          0.30      12.127        689         18,851       93.96        46.75
349 to 360                       8          280,316          1.48      12.205        671         35,039       87.69         9.26
TOTAL:                         610      $18,997,626       100.00%     10.728%        720        $31,144      91.06%       28.96%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 179 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL      COUPON    SCORE      OUTSTANDING     LTV        DOC
--------------------------   ---------   -----------   ----------  --------  --------    -----------   --------   -------
$1 to $25,000                   341      $5,403,711      28.44%    10.052%     729        $15,847      91.14%     36.48%
$25,001 to $50,000              175       6,123,349       32.23     10.809     718         34,991       92.10      35.57
$50,001 to $75,000               65       3,997,331       21.04     11.206     717         61,497       91.27      22.81
$75,001 to $100,000              15       1,339,989        7.05     10.728     715         89,333       91.18      18.67
$100,001 to $125,000              5         567,891        2.99     11.723     727        113,578       87.45       0.00
$125,001 to $150,000              4         542,866        2.86     11.102     726        135,717       88.43       0.00
$175,001 to $200,000              4         783,212        4.12     11.499     703        195,803       85.93      24.23
$225,001 to $250,000              1         239,277        1.26     10.250     706        239,277       90.00       0.00
TOTAL:                          610     $18,997,626     100.00%    10.728%     720        $31,144      91.06%     28.96%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $5,824 to approximately $239,277 and the average outstanding principal balance of the Mortgage Loans was approximately $31,144.


PRODUCT TYPES

                                               AGGREGATE                         WEIGHTED   AVERAGE       WEIGHTED
                                NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL      AVERAGE     PERCENT
                                 MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE       ORIGINAL     FULL
PRODUCT TYPES                     LOANS      OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING      LTV        DOC
-------------                   ---------    -----------   ---------   --------  -------   -----------    --------    -------
Balloon Loans                      555      $17,499,114      92.11%    10.732%     721      $31,530        91.30%     29.03%
10 to 14 Year Fixed Loans            1           19,542        0.10      9.875     685       19,542         90.00     100.00
15 to 19 Year Fixed Loans           43        1,142,102        6.01     10.259     723       26,561         88.18      30.63
20 to 24 Year Fixed Loans            3           56,552        0.30     12.127     689       18,851         93.96      46.75
30 Year Fixed Loans                  8          280,316        1.48     12.205     671       35,039         87.69       9.26
TOTAL:                             610      $18,997,626     100.00%    10.728%     720      $31,144        91.06%     28.96%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                                   MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION             LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING    LTV       DOC
-----------------------            ---------  -----------   ----------  --------  --------   -----------  --------   -------
Arizona                              47       $1,492,923       7.86%    10.787%     726        $31,764     92.01%    35.73%
Arkansas                              4           77,684        0.41      9.654     714         19,421      82.79      0.00
California                           43        2,804,353       14.76     11.042     716         65,218      88.23     12.24
Colorado                             16          545,769        2.87     10.522     710         34,111      90.45     20.22
Connecticut                          29          939,933        4.95     11.477     693         32,411      96.16     57.56
Delaware                              2           45,909        0.24     10.626     675         22,954      85.87    100.00
District of Columbia                  1           31,987        0.17     13.250     694         31,987      92.80      0.00
Florida                              51        1,819,488        9.58     10.713     720         35,676      89.02     26.18
Georgia                              17          377,651        1.99     10.509     715         22,215      91.61     34.67
Idaho                                10          157,667        0.83      9.955     736         15,767      90.73     82.79
Illinois                             11          590,269        3.11     10.730     752         53,661      91.69     39.18
Indiana                               2           27,467        0.14     10.511     766         13,733      91.80     36.36
Kentucky                              2           56,322        0.30     11.265     686         28,161      93.22      0.00
Louisiana                             1           36,940        0.19     10.500     713         36,940      90.00      0.00
Maine                                 5          146,548        0.77     11.723     733         29,310      96.76     66.83
Maryland                             11          652,122        3.43     11.032     707         59,284      87.62      6.18
Massachusetts                        36        1,710,684        9.00     11.318     714         47,519      92.77     21.62
Michigan                              9          132,162        0.70     11.052     737         14,685      92.33     57.46
Minnesota                             6          239,535        1.26     10.279     728         39,922      94.20     15.12
Mississippi                           3           62,503        0.33     12.625     776         20,834      95.00      0.00
Missouri                              7          214,400        1.13     11.451     726         30,629      92.61     12.18
Nevada                               16          511,920        2.69     10.447     724         31,995      91.16     16.76
New Hampshire                         3          147,531        0.78     12.349     642         49,177      95.00     30.48
New Jersey                            6          332,222        1.75     10.234     751         55,370      90.32     50.05
New Mexico                            3           51,157        0.27     10.567     770         17,052      90.00     68.30
New York                              5          157,270        0.83     11.602     699         31,454      90.00     20.46
North Carolina                        8          123,099        0.65     11.443     735         15,387      92.53     33.53
Ohio                                  7          191,773        1.01     10.821     741         27,396      91.67     68.22
Oklahoma                              4           46,025        0.24      9.721     714         11,506      89.98     29.08
Oregon                               19          350,385        1.84     10.431     725         18,441      90.87     48.31
Pennsylvania                          2           29,696        0.16     12.363     678         14,848      83.32     33.42
Rhode Island                          9          386,928        2.04     11.459     693         42,992      93.04     35.82
South Carolina                       10          244,189        1.29     10.966     751         24,419      91.69     24.02
Tennessee                             3           46,889        0.25      9.662     712         15,630      95.00     57.43
Texas                               147        2,344,348       12.34      9.367     731         15,948      91.80     30.46
Utah                                 13          274,001        1.44     10.281     741         21,077      91.66     44.42
Virginia                             17          837,779        4.41     10.893     714         49,281      91.53     38.48
Washington                           23          684,476        3.60     10.752     725         29,760      90.68     22.29
Wisconsin                             2           75,622        0.40      9.549     738         37,811      87.34     49.83
TOTAL:                              610      $18,997,626     100.00%    10.728%     720        $31,144     91.06%    28.96%


(1) No more than approximately 1.39% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                              NUMBER OF     PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF COMBINED ORIGINAL    MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL      FULL
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC
--------------------------    --------   ------------   ----------   --------    --------   -----------   --------    -------
55.01% to 60.00%                 1          $44,869        0.24%       8.750%      715        $44,869      57.82%       0.00%
65.01% to 70.00%                 2          300,415         1.58        9.998      704        150,207       68.38        0.00
70.01% to 75.00%                 3          101,036         0.53        9.735      717         33,679       74.91        0.00
75.01% to 80.00%                16          791,239         4.16       10.262      704         49,452       78.51        9.47
80.01% to 85.00%                17          656,203         3.45       10.517      722         38,600       84.39       14.10
85.01% to 90.00%               338        9,210,993        48.48       10.520      726         27,251       89.89       25.15
90.01% to 95.00%               201        6,336,410        33.35       11.028      720         31,524       94.84       34.98
95.01% to 100.00%               32        1,556,461         8.19       11.330      698         48,639       98.21       51.40
TOTAL:                         610      $18,997,626      100.00%      10.728%      720        $31,144      91.06%      28.96%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 57.82% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans.


LOAN PURPOSE

                                               AGGREGATE                           WEIGHTED      AVERAGE    WEIGHTED
                                 NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL   AVERAGE     PERCENT
                                 MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE    ORIGINAL     FULL
LOAN PURPOSE                      LOANS      OUTSTANDING      POOL        COUPON    SCORE      OUTSTANDING    LTV         DOC
------------                     ---------   -----------    ----------   --------  --------    -----------  --------    -------
Purchase                           503      $15,401,706       81.07%      10.660%    724         $30,620      92.14%     32.10%
Refinance - Cashout                 71        2,687,531        14.15       11.336    698          37,853       87.39      16.36
Refinance - Rate Term               36          908,389         4.78       10.087    725          25,233       83.63      12.98
TOTAL:                             610      $18,997,626      100.00%      10.728%    720         $31,144      91.06%     28.96%

PROPERTY TYPE

                                               AGGREGATE                           WEIGHTED      AVERAGE    WEIGHTED
                                 NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL   AVERAGE     PERCENT
                                 MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE    ORIGINAL     FULL
PROPERTY TYPE                     LOANS      OUTSTANDING      POOL        COUPON    SCORE      OUTSTANDING    LTV         DOC
-------------                    ---------   -----------    ----------   --------  --------    -----------  --------    -------
2-4 Family                         192       $7,575,804      39.88%      10.949%     719         $39,457     91.31%     29.66%
Single Family Residence            252        6,589,111       34.68       10.474     722          26,147      91.35      33.42
PUD                                124        3,573,556       18.81       10.751     718          28,819      91.34      18.82
Condo                               42        1,259,155        6.63       10.667     726          29,980      87.26      30.14
TOTAL:                             610      $18,997,626     100.00%      10.728%     720         $31,144     91.06%     28.96%

DOCUMENTATION

                                                   AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
OPTION ONE UNDERWRITING               MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
GUIDELINES                             LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
-----------------------               ---------   -----------    ----------   --------  --------   -----------   --------   -------
Full Documentation                       2         $67,562         72.25%    12.951%       681        $33,781     83.52%      0.00%
Stated Income                            1          25,947          27.75     11.300       634         25,947      78.85     100.00
SUB-TOTAL:                               3         $93,509        100.00%    12.493%       668        $31,170     82.23%     27.75%

ACOUSTIC UNDERWRITING GUIDELINES
Stated Income                            5        $378,148         75.43%    10.065%       668        $75,630     95.84%      0.00%
Full Documentation                       1          83,925          16.74      9.990       650         83,925      97.91     100.00
Limited Documentation                    1          39,254           7.83      9.990       641         39,254      97.17       0.00
SUB-TOTAL:                               7        $501,327        100.00%    10.046%       663        $71,618     96.29%     16.74%

OTHER UNDERWRITING GUIDELINES
Full Documentation                     204      $5,391,009         29.29%    10.206%       725        $26,427     92.98%    100.00%
Stated Income                          335      10,064,250          54.69     10.742       723         30,043      89.34       0.00
Other Documentation                     61       2,947,531          16.02     11.696       713         48,320      92.83       0.00
SUB-TOTAL:                             600     $18,402,789        100.00%    10.738%       722        $30,671     90.96%     29.29%

TOTAL:                                 610     $18,997,626        100.00%    10.728%       720        $31,144     91.06%     28.96%

OCCUPANCY

                                          AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                             MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL
OCCUPANCY                     LOANS      OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING      LTV        DOC
---------                    ---------   -----------    ----------   --------  --------  -----------    --------    -------
Primary
Investment                     610       18,997,626         1.00       0.107     720       31,144         0.91        0.29
Second Home
TOTAL:                         610      $18,997,626      100.00%     10.728%     720      $31,144       91.06%      28.96%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                          AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                            NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          MORTGAGE       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
(MONTHS)                      LOANS      OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------          ---------    -----------   ----------  --------   --------   -----------   --------    -------
2                               2         $183,836       0.97%      9.990%      645        $91,918     97.40%     45.65%
3                             181        7,279,497       38.32      11.268      723         40,218      91.10      23.09
4                             241        5,779,494       30.42      10.189      722         23,981      91.52      24.40
5                             120        3,648,925       19.21      10.603      719         30,408      91.01      46.21
6                              40        1,087,646        5.73      10.775      723         27,191      88.70      46.03
7                               8          411,746        2.17      10.359      711         51,468      89.52      15.05
8                               6          177,472        0.93      10.576      733         29,579      89.83       0.00
9                               5          273,928        1.44      10.780      699         54,786      90.00       0.00
10                              5          129,016        0.68      10.042      729         25,803      89.60      39.48
11                              1           12,186        0.06       9.875      759         12,186      89.99     100.00
14                              1           13,880        0.07      10.500      742         13,880      90.00     100.00
TOTAL:                        610      $18,997,626     100.00%     10.728%      720        $31,144     91.06%     28.96%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                             NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE     PERCENT
ORIGINAL PREPAYMENT          MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE      ORIGINAL     FULL
PENALTY TERM                  LOANS      OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV         DOC
-------------------          ---------   -----------   ----------   --------  --------  -----------   --------    -------
None                           585      $17,998,413      94.74%     10.681%      722       $30,767      90.80%     27.70%
12 Months                        5          202,006        1.06      11.991      708        40,401       94.80      65.51
24 Months                       10          366,325        1.93      11.909      689        36,632       98.59      62.41
36 Months                       10          430,882        2.27      11.118      683        43,088       93.84      35.98
TOTAL:                         610      $18,997,626     100.00%     10.728%      720       $31,144      91.06%     28.96%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                                          AGGREGATE                          WEIGHTED    AVERAGE      WEIGHTED
                            NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                             MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL
RANGE OF CREDIT SCORES        LOANS      OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
----------------------      ---------    -----------   ----------  --------  --------   -----------   --------    -------
601 to 625                       5         173,483        0.01       0.121      620       34,697        0.97       0.49
626 to 650                      24       1,003,087        5.28      11.464      644       41,795       94.11      45.65
651 to 675                      53       1,787,537        9.41      11.462      666       33,727       88.96      16.74
676 to 700                     105       3,460,240       18.21      11.074      687       32,955       91.06      25.24
701 to 725                     135       4,248,104       22.36      10.426      713       31,467       90.50      27.63
726 to 750                     105       3,090,551       16.27      10.544      740       29,434       91.21      27.66
751 to 775                     105       2,962,689       15.60      10.458      762       28,216       91.46      30.59
776 to 800                      68       1,999,114       10.52      10.414      786       29,399       90.94      33.77
801 to 825                      10         272,822        1.44      10.002      807       27,282       93.91      63.88
TOTAL:                         610     $18,997,626     100.00%     10.728%      720      $31,144      91.06%     28.96%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 619 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 720.